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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 15, 2003
                                                          ---------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      New York                      1-4324                     11-0482020
      --------                      --------                   ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

      On August 15, 2003, Andrea Electronics Corporation (the "Company") announced the Company received notice from the American Stock Exchange ("AMEX" or "the Exchange") informing the Company that the Exchange has accepted the Company's plan of compliance and granted an extension of time to November 23, 2004 to regain compliance with the continued listing standards of AMEX.

      A copy of the Company's press release dated August 15, 2003 is attached as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1  Press Release Dated August 15, 2003




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANDREA ELECTRONICS CORPORATION


Dated: August 15, 2003            By: /s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer







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